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                                                                    EXHIBIT 99.2

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

                                                   ELECTION FORM/LETTER OF TRANSMITTAL
                                          In connection with the recapitalization of Expedia, Inc.
                                                         Return this form and your
                                               Expedia Inc. Stock/Warrant Certificate(s) to
                                                 Mellon Investor Services LLC as follows:

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                                                                                                            Do you need
Return this form with Expedia stock                                                                         Assistance?
certificate(s) to Mellon Investor Services                                                                Call Toll Free
LLC no later than 5 PM (Eastern time)                                                                     (800) 322-2885
   on December 17, 2001                                                                        or
                                                                                                           Call Collect
                                                                                                          (212) 929-5500
------------------------------------------                                                           ----------------------

BY MAIL:                                            BY HAND:                                      BY OVERNIGHT DELIVERY:
Mellon Investor Services LLC                        Mellon Investor Services LLC                  Mellon Investor Services LLC
Attn: Reorganization Department                     Attn: Reorganization Department               Attn: Reorganization Department
Post Office Box 3301                                120 Broadway, 13th Floor                      85 Challenger Rd - Mail Drop-Reorg
South Hackensack, NJ 07606-1901                     New York, NY 10271                            Ridgefield Park, NJ 07660

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1. About You and Your Shares - Indicate Address Change as Necessary Below

                                                                         Account Number:


                                                                         Certificate Number          Certificate Number






                                                                         Total Certificated Shares

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2. Election Options and Required Signatures-Complete A, B and C o All Expedia
stock certificates MUST accompany this form (except as set forth in Part D
Section 2 of the Instruction Booklet) o
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A) ELECTION OPTIONS -HOLDERS OF EXPEDIA SHARES                       HOLDERS OF OUTSTANDING EXPEDIA WARRANTS
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   / / 1.   Exchange all            / / 2. Exchange ____shares of    / / 1. Exercise all warrants and     / / 2. Exercise ______
            shares of Expedia              Expedia common stock             exchange for shares of               warrants and
            common stock for               for shares of Expedia            Expedia Class B common               exchange for shares
            shares of Expedia              Class B common stock             stock                                of Expedia Class B
            Class B common stock                                                                                 common stock

                                                                     If you make this election, you must enclose, together with this
                                                                     Election Form/Letter of Transmittal, your warrant certificate, payment of your exercise price in the manner and form required by your warrant document and an executed notice to exercise your warrant.
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B) Required Signatures -- All Expedia shareholders or warrant holders must sign below. The shareholder/warrantholder
   whose Social Security Number is printed to the right must
   sign the W-9.
   X
   ----------------------------------------------------------
   SIGNATURE OF SHAREHOLDER/WARRANTHOLDER       DATE

   X
   ----------------------------------------------------------
   SIGNATURE OF SHAREHOLDER/WARRANTHOLDER       DATE
   (if joint account)
   (      )     -
   ----------------------------------------------------------
   AREA CODE AND DAYTIME PHONE

THE SIGNATORY ABOVE APPLIES FOR REGISTRATION IN THE SHARE
REGISTER OF USA NETWORKS, INC.("USA") AS THE OWNER OF
SUCH NUMBER OF REGISTERED SHARES RESULTING FROM THE
EXCHANGE OF EXPEDIA SHARES AND/OR OUTSTANDING WARRANTS AND
DECLARES THAT SUCH SIGNATORY HAS ACQUIRED THE REGISTERED
USA SECURITIES, IF ANY, IN SUCH SIGNATORY'S OWN NAME AND
FOR SUCH SIGNATORY'S OWN ACCOUNT AND PROVIDES THE FOLLOWING
INFORMATION TO USA:

Citizenship (if a natural person):________________________________

Date of birth (if a natural person):______________________________

Registered Office (if not a natural person):_____________________

________________________________________________________________

3. SPECIAL TRANSFER/PAYMENT INSTRUCTIONS

The certificate and/or check representing the USA securities from the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required.The Substitute Form W-9 to the right must be completed by the new account holder.

----------------------------------------------------------
NAME

----------------------------------------------------------
NAME

----------------------------------------------------------
ADDRESS

----------------------------------------------------------
CITY-STATE-ZIP

X
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AUTHORIZED SIGNATURE(S)

4. SPECIAL DELIVERY INSTRUCTIONS

The certificate and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

----------------------------------------------------------
NAME

----------------------------------------------------------
ADDRESS

----------------------------------------------------------
CITY-STATE-ZIP

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C) SUBSTITUTE
   FORM W-9

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER
("TIN") AND CERTIFICATION

Part 1-Taxpayer Identification
Number - Please provide your
TIN in the box at right and certify
by signing and dating below. If
awaiting TIN, write "Applied
For."

PART 2 - For Payees Exempt from Backup Withholding - Check the box if you are NOT subject to backup withholding. / /

PART 3 - Certification - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)   I am a U.S. person (including a U.S. resident alien).

      CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.


____________________________________             _______________________________
          Signature                                           Date
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NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO
      30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF CASH IN PLACE OF FRACTIONAL SHARES AND/OR WARRANTS. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
      ADDITIONAL DETAILS.
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      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a tax-payer identification number by the time of payment, up to 30.5% of all reportable payments made to me will be withheld until I provide a number.


____________________________________             _______________________________
          Signature                                           Date
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    SOCIAL SECURITY NUMBER

            OR


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EMPLOYER IDENTIFICATION NUMBER